                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ARKANSAS BEST CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           ARKANSAS BEST CORPORATION


                              (Logo)







April 9, 1999




To the Stockholders of Arkansas Best Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Arkansas Best Corporation on Thursday, May 6, 1999 at 9:00 a.m. at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903. A notice of the meeting, a proxy card and a proxy statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. We look forward to the Annual Meeting of Stockholders and we hope you will attend the meeting or be represented by proxy.

WE URGE YOU TO SIGN AND DATE YOUR ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING.





/s/William A. Marquard                           /s/Robert A. Young III

William A. Marquard                                 Robert A. Young III
Chairman of the Board                         President-Chief Executive Officer







                ARKANSAS BEST CORPORATION, POST OFFICE BOX 10048
                        FORT SMITH, ARKANSAS 72917-0048

                           ARKANSAS BEST CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 6, 1999




To the Stockholders:

The Annual Meeting of Stockholders of Arkansas Best Corporation, a Delaware corporation, will be held at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903 on Thursday, May 6, 1999 at 9:00 a.m. for the following purposes:

    I. To elect two Class I directors for terms to expire at the 2002 Annual Meeting of Stockholders;

    II. To ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 1999;

    III. To act upon such other matters as may properly be brought before the meeting affecting the business and affairs of the Company.


Only stockholders of record at the close of business on March 9, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

PLEASE COMPLETE, SIGN AND DATE YOUR ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.


                                       By Order of the Board of Directors,


                                           /s/Richard F. Cooper

Fort Smith, Arkansas                          Richard F. Cooper
April 9, 1999                                 Secretary

                           ARKANSAS BEST CORPORATION



                                PROXY STATEMENT



This Proxy Statement is furnished to the stockholders of Arkansas Best Corporation ("ABC" or the "Company"), in connection with the solicitation of proxies on behalf of the ABC Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders on May 6, 1999 ("1999 Annual Meeting") for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting, the related proxy card and the 1998 Annual Report to Stockholders are being mailed to stockholders beginning on or about April 9, 1999. ABC's principal place of business is 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, and its telephone number is 501/785-6000.


                                  RECORD DATE

The Board has fixed the close of business on March 9, 1999 as the record date for the 1999 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                    PROXIES

The proxy named on the enclosed proxy card was appointed by the Board to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the ovals on the proxy card to show how their shares are to be voted. If a stockholder returns a signed proxy card without marking the ovals, the shares represented by the proxy card will be voted as recommended by the Board herein and in the proxy card. The proxy card also confers discretionary authority to the proxy to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 1999 Annual Meeting.


                                 VOTING SHARES

On the record date, there were 19,615,373 shares of common stock outstanding and entitled to vote ("Common Stock"). Each share of Common Stock is entitled to one vote. The holders in person or by proxy of a majority of the total number of the shares of Common Stock shall constitute a quorum for purposes of the 1999 Annual Meeting.

                       PROPOSAL I. ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I.

The Board is divided into three classes of directorships, with directors in each class serving staggered three-year terms. At each annual meeting of stockholders, the terms of directors in one of the three classes expire. At that annual meeting of stockholders, directors are elected in a class to succeed the directors whose terms expire, the terms of the directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Company's Certificate of Incorporation, the Board has fixed the number of directorships at six: two in the class to be elected at the 1999 Annual Meeting of Stockholders whose members' terms will expire at the 2002 Annual Meeting of Stockholders, two in the class whose members' terms will expire at the 2000 Annual Meeting of Stockholders, and two in the class whose members' terms will expire at the 2001 Annual Meeting of Stockholders.

It is intended that the shares represented by the accompanying proxy will be voted at the 1999 Annual Meeting for the election of nominees William A. Marquard and Alan J. Zakon as the two directors in the class of directorships whose members' terms will expire in 2002, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

If, for any reason not presently known, either Messrs. Marquard or Zakon will not be available for election at the time of the 1999 Annual Meeting, the shares represented by the accompanying proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

Assuming the presence of a quorum, to be elected a nominee must receive the affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, at the 1999 Annual Meeting.

                            DIRECTORS OF THE COMPANY

The following information relates to the nominees named above and to the other persons whose terms as directors will continue after the 1999 Annual Meeting.

---------------------------------------------------------------------------------------------------------------------------
                  NAME                    AGE                            BUSINESS EXPERIENCE
---------------------------------------- ------ ---------------------------------------------------------------------------
CLASS I -- TERM EXPIRES MAY 1999

William A. Marquard ..................    79     Mr. Marquard has been Chairman of the Board and a Director of the
                                                 Company since November 1988 and a Director of Treadco, Inc. since June
                                                 1991. In April 1992, Mr. Marquard was elected as a Director of the
                                                 Board of Kelso & Company, Inc. From 1971 to 1983, Mr. Marquard was
                                                 President and Chief Executive Officer of American Standard Inc. and
                                                 from 1979 to 1985, he was Chairman of the Board of American Standard
                                                 Inc. Mr. Marquard resumed his position as Chairman of the Board of
                                                 American Standard Inc. in February 1989 until March 31, 1992 when he was named Chairman Emeritus. Mr. Marquard also became Chairman of the
                                                 Board of ASI Holding Corporation in February 1989 until March 31,
                                                 1992, when he was named Chairman Emeritus. Mr. Marquard is Chairman of the Board of Mosler, Inc., and a Director of Earle M. Jorgensen Co.,
                                                 and EarthShell Container Corporation.

Alan J. Zakon, Ph.D...................    63     Dr. Zakon has been a Director of the Company since February 1993. Dr.
                                                 Zakon was a Managing Director of Bankers Trust Company through March,
                                                 1995, for which he previously served as Chairman, Strategic Policy
                                                 Committee from 1989 to 1990. From 1980 to 1986, Dr. Zakon was
                                                 President of Boston Consulting Group before being named its Chairman in 1986, having previously served as Consultant from 1967 to 1969 and
                                                 Vice President from

                                      (2)


------------------------------------------ ---------- ------------------------------------------------------------------
NAME                                        AGE                            BUSINESS EXPERIENCE
------------------------------------------ ---------- ------------------------------------------------------------------

                                                 1969 to 1980. Dr. Zakon is currently serving as a member of the Board of Directors of several companies, including Micro-Financial, and
                                                 Chairman of the Executive Committee of the Board of Autotote
                                                 Corporation, and is a former member of the Advisory Committee to the
                                                 Stanford University Graduate School of Business.

CLASS II -- TERM EXPIRES MAY 2000

Arthur J. Fritz, Jr. .................    58     Mr. Fritz has been a Director of the Company since April 1989. From
                                                 1971 to 1986, Mr. Fritz was President of Fritz Companies, Inc. and its
                                                 Chairman from 1986 to 1988. Mr. Fritz has served as Chairman of JABAR
                                                 Enterprises since October 1988 and is a Director of Intercargo
                                                 Corporation. Mr. Fritz is former President and Chairman of the
                                                 National Association of Customs Brokers and Freight Forwarders of
                                                 America.

John H. Morris .......................    55     Mr. Morris has been a Director of the Company since July 1988 and a
                                                 Director of Treadco, Inc. since June 1991. Mr. Morris currently serves as Cochairman of Stonecreek Capital. Mr. Morris is a Director of
                                                 Outsourcing Services Group and a Director of Steelhorse Holdings, Inc.
                                                 Mr. Morris served as a Managing Director of Kelso & Company, Inc. from
                                                 March 1989 to March 1992, was a General Partner from 1987 to March
                                                 1989, and prior to 1987 was a Vice President. Prior to 1985, Mr.
                                                 Morris was President of LBO Capital Corp. In February 1997, Merchant's
                                                 Transportation & Logistics Company, and its subsidiaries, filed petitions under Chapter 11 of the federal bankruptcy laws. Mr. Morris served as a Director of such entities through January 1997 and briefly served as the President of such entities for about a two-week period in November 1995 before these entities became operating companies.

CLASS III -- TERM EXPIRES MAY 2001

Frank Edelstein ......................    73     Mr. Edelstein has been a Director of the Company since November 1988.
                                                 Mr. Edelstein currently provides consulting services to Stonecreek
                                                 Capital. Mr. Edelstein served as a Vice President of Kelso & Company,
                                                 Inc. from 1986 to March 1992. Prior to 1986, he served as Chairman and
                                                 President of International Central Bank & Trust Company and CPI
                                                 Pension Services, Inc., as well as Senior Vice President, Financial
                                                 Services Group, at Continental Insurance Corporation. He also has held positions as Corporate Vice President, Automatic Data Processing, Inc.
                                                 and Executive Vice President of Olivetti Corporation of America. Mr.
                                                 Edelstein also is a Director of Ceradyne, Inc., and IHOP Corp.

Robert A. Young III ..................    58     Mr. Young has been a Director of the Company since 1970 and Chief
                                                 Executive Officer of the Company since August 1988, President since
                                                 1973 and was Chief Operating Officer from 1973 to 1988. Mr. Young also has been a Director of Treadco, Inc. since June 1991. Mr. Young also is a Director of Mosler, Inc.

                                      (3)

                       BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met five times during 1998. During 1998, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a Director.

The Board has established Audit, Executive Compensation and Development, and Stock Option committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1998 are described below. The Board does not have a committee for nomination of directors. The Board nominates candidates for director.

Audit Committee. The Audit Committee recommends to the Board the appointment of the firm selected to be independent public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent public accountants the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board. Messrs. Edelstein, Fritz, Morris, and Zakon currently are members of the Audit Committee. The Audit Committee met twice during 1998.

Executive Compensation and Development Committee. The Executive Compensation and Development Committee is responsible for reviewing executive management's performance and for determining appropriate compensation. Messrs. Marquard, Morris and Young currently are members of the Executive Compensation and Development Committee. The Executive Compensation and Development Committee met twice during 1998.

Stock Option Committee. The Stock Option Committee administers the Company's 1992 Stock OptionPlan. The Stock Option Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option, and the time or times at which options shall be granted. Messrs. Fritz, Edelstein, and Zakon currently are members of the Stock Option Committee. The Stock Option Committee met twice during 1998.

Director Compensation. Mr. Young, as an officer of the Company, receives no compensation for services as a director or committee member. Mr. Marquard, as Chairman, receives a $75,000 annual retainer and other non-employee directors receive a $35,000 annual retainer. Each non-employee director receives $1,000 for each Board meeting attended and for each meeting of a committee of the Board attended, if the committee meeting is held other than in conjunction with a Board meeting.

Messrs. Edelstein, Fritz and Zakon, as members of the Stock Option Committee, each received automatic stock option grants under the Company's 1992 Stock Option Plan on January 2, 1998, for 7,500 shares of the Company's Common Stock at a fair market value exercise price of $10.25 per share. Messrs. Marquard and Morris, non-employee Directors, each received stock options under the Company's 1992 Stock Option Plan on January 28, 1998 for 7,500 shares of the Company's Common Stock at a fair market value of $11.06 per share. On each anniversary date of the grant, 20% of the options vest and thereafter can be exercised through the tenth year after the grant date.

                                      (4)

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth certain information concerning beneficial ownership of the Company's Common Stock as of March 9, 1999, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director and named executive officer of the Company and (iii) all directors and executive officers as a group.

-------------------------------------------------------------------------------------------------------------------
                                                                                  SHARES              PERCENTAGE
                                                                               BENEFICIALLY            OF SHARES
                                                                                   OWNED           OUTSTANDING (12)
----------------------------------------------------------------------         ------------        ----------------

(I) NAME / ADDRESS
Mellon Bank Corporation (1)...........................................            2,036,250              10.18%
One Mellon Bank Center
Pittsburgh, PA 15258

State of Wisconsin Investment Board (2)...............................            1,540,000               7.70%
P. O. Box 7842
Madison, WI 53707

Dimensional Fund Advisors, Inc. (3)...................................            1,161,900               5.81%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Loomis, Sayles & Company, L.P. (11)...................................            1,963,671               9.82%
One Financial Center
Boston, MA  02111


(II)  NAME                                                POSITION

Robert A. Young III (4)(5)...............   Director, President - CEO             2,216,908              11.08%
William A. Marquard (4)(6)...............   Director                                189,548               *
John H. Morris (4)(7)....................   Director                                137,515               *
Arthur J. Fritz, Jr. (4)(8)..............   Director                                 91,471               *
Frank Edelstein (4)(9)...................   Director                                 33,323               *
Alan J. Zakon (4)........................   Director                                 33,500               *
Lary R. Scott (4)........................   Executive Vice President                 33,000               *
David E. Stubblefield (4)(10)............   President-CEO, ABF                      131,259               *
David Loeffler (4) ......................   Vice President-CFO                       71,300               *
Jerry A. Yarbrough (4) ..................   Senior Vice President                   146,122               *


(III)  All Directors and Executive Officers as a Group (13 total)..........       3,170,613              15.85%

*Less than 1%

    (1) According to the most recent Schedule 13G it has provided to the Company, Mellon Bank Corporation beneficially owns 2,036,250 shares of the Company's Common Stock and has the following voting and investment powers with respect to such shares: (a) sole voting power, 1,852,050;
         (b) shared voting power, -0-; (c) sole dispositive power, 1,867,250;
         (d) shared dispositive power, 169,000.

    (2) According to the most recent Schedule 13G it has provided to the Company, the State of Wisconsin Investment Board beneficially owns 1,540,000 shares of the Company's Common Stock and has the following voting and investment powers with respect to such shares: (a) sole voting power, 1,540,000; (b) shared voting power, not applicable; (c) sole investment power; 1,540,000; (d) shared investment power, not applicable.




                                      (5)

    (3) According to the most recent Schedule 13G it has provided to the Company, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 1,161,900 shares of the Company's Common Stock as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.


    (4) Includes stock option shares of Common Stock which are vested and will vest within 60 days of the record date as follows: each of Messrs. Marquard, Morris, Edelstein, Fritz and Zakon have a total of 28,500 vested; Young has a total of 89,840 - 85,840 vested and 4,000 that will vest within 60 days; Scott has a total of 23,000 -- 20,500 vested and 2,500 that will vest within 60 days; Stubblefield has a total of 46,500 -- 42,900 vested and 3,600 that will vest within 60 days; Loeffler has a total of 15,800 -- 13,300 vested and 2,500 that will vest within 60 days; and Yarbrough has a total of 37,500 -- 35,000 vested and 2,500 that will vest within 60 days.

    (5) Mr. Young directly owns 10,000 shares (less than 1%) of Treadco, Inc.'s ("Treadco") outstanding common stock. Because Mr. Young is a Director and greater than 10% stockholder of the Company, Mr. Young may be deemed to be the indirect beneficial owner of all shares of Treadco owned by the Company (2,497,200 shares or 49.2% of the total number of shares outstanding).

    (6) Mr. Marquard directly owns 10,000 shares (less than 1%) of Treadco's outstanding common stock.

    (7) Mr. Morris indirectly owns 109,015 shares as co-trustee of the John H. Morris and Sharon L. Morris Family Trust.

    (8) Includes 11,993 shares held by Trayjen, L.P., which are indirectly owned by Mr. Fritz by virtue of his status as general partner.

    (9) Mr. Edelstein indirectly owns 4,823 shares as joint trustee of the Edelstein Living Trust.

    (10) Mr. Stubblefield has been President and Chief Executive Officer of ABF Freight System, Inc. ("ABF"), a subsidiary of the Company, since January 1, 1995. From 1979 through 1994, Mr. Stubblefield was Senior Vice President Marketing of ABF.

    (11) According to the most recent Schedule 13G it has provided to the Company, Loomis, Sayles & Company has the right to convert the 773,100 shares of the Company's $2.875 Series A Cumulative Convertible Exchangeable Preferred Stock $0.01 par ("ABFSP") that it is the beneficial owner of into the 1,963,671 shares of common stock over which it has the following voting and investment powers: (a) sole voting power, 1,517,647; (b) shared voting power, 345,440; (c) sole dispositive power, 0; (d) shared dispositive power, 1,963,671.

    (12) The denominator for all percentages includes the number of beneficially owned stock options of the Director and Executive Officer Group.



                                      (6)

                       EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company and its largest subsidiary. The executive officers serve at the pleasure of the Board. For information regarding ownership of the Common Stock by the executive officers of the Company, see "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP." There are no family relationships among directors and executive officers of the Company or its subsidiaries.


------------------------------------ ------ --------------------------------------------------------------------------
               NAME                   AGE                              BUSINESS EXPERIENCE

------------------------------------ ------ --------------------------------------------------------------------------
Robert A. Young III............       58    See previous description.
President-Chief
Executive Officer

Lary R. Scott..................       62    Mr. Scott was appointed the Company's Executive Vice President in December
Executive Vice President                    1995. Prior to its June 1997 merger into the Company, he was Chairman of the Board of WorldWay Corporation commencing in May 1994 and Vice Chairman and Chief Executive Officer of WorldWay commencing in 1993. WorldWay became a wholly owned subsidiary of the Company in August 1995; prior to that, it was a publicly traded company. For approximately two years prior to joining
                                            WorldWay, Mr. Scott served as a transportation consultant. Prior to that time, he was President and Chief Executive Officer of Consolidated
                                            Freightways, Inc. Mr. Scott serves on the board of directors of The Clorox
                                            Company.

David E. Stubblefield..........       61    Mr. Stubblefield has been President and Chief Executive Officer of ABF
ABF President-                              Freight System, Inc. ("ABF"), the Company's largest subsidiary, since
Chief Executive Officer                     January 1, 1995, and a Director of ABF since 1985. From 1979 through 1994,
                                            Mr. Stubblefield was Senior Vice President-Marketing of ABF.

Jerry A. Yarbrough ............       60    Mr. Yarbrough has been Senior Vice President - Corporate Development of the
Senior Vice President-                      Company since April 1998. From January 1995 through March 1998, Mr.
Corporate Development                       Yarbrough was Chairman of Integrated Distribution, Inc. and Best Logistics,
                                            Inc. From 1979 through 1994, Mr. Yarbrough was ABF's Senior Vice President -
                                            Operations and President of Data-Tronics Corp., a Company subsidiary.

David E. Loeffler..............       52    Mr. Loeffler was appointed Vice President-Chief Financial Officer and
Vice President-                             Treasurer of the Company and Treadco in April 1997. From December 1995 to
Chief Financial Officer                     April 1997, he was the Vice President-Treasurer of the Company and
and Treasurer                               Treasurer of Treadco. From 1992 to 1995, Mr. Loeffler was a private investor and in investment management. From 1983 to 1992, he was Senior
                                            Vice President - Finance and Administration and Chief Financial Officer for
                                            Yellow Freight System, Inc.

Richard F. Cooper..............       47    Mr. Cooper has been Vice President-Administration since 1995, Vice
Vice President-Administration               President-Risk Management of the Company from April 1991 to 1995 and Vice
General Counsel and                         President-General Counsel since 1986. Mr. Cooper has been Secretary since
Secretary                                   1987. Mr. Cooper also has been Secretary of Treadco since June 1991.

J. Lavon Morton ...............       48    Mr. Morton was appointed Vice President-Financial Reporting of the Company
Vice President-                             and of Treadco in May 1997. Mr. Morton joined the Company as Assistant
Financial Reporting                         Treasurer in December 1996. From October 1984 until November 1996, Mr.
                                            Morton was a Partner in Ernst & Young LLP. From 1972 until 1984, Mr. Morton was employed by Ernst & Young LLP. Mr. Morton is a Certified Public
                                            Accountant.



                                      (7)

------------------------------------ ------ --------------------------------------------------------------------------
               NAME                   AGE                              BUSINESS EXPERIENCE

------------------------------------ ------ --------------------------------------------------------------------------
Judy R. McReynolds ............       36    Ms. McReynolds was appointed  Controller of the Company in July 1998. Ms.
Controller                                  McReynolds joined the Company as Director of Corporate Accounting in
                                            June 1997. During the period of June 1995 through May 1997, Ms.
                                            McReynolds was employed as Director of Financial Reporting and Taxation with P.A.M. Transportation Services, Inc. From December 1990 until June
                                            1995, Ms. McReynolds was a senior manager employed with Ernst & Young
                                            LLP. Ms. McReynolds is a Certified Public Accountant.

                             EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during 1998.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                         -----------------------------
                                        ANNUAL COMPENSATION                   AWARDS         PAYOUTS
            ---              ---       --------------------   ---        -------------       -------      ---
            (a)              (b)       (c)        (d)         (e)          (f)     (g)        (h)         (i)

--------------------------------------------------------------------------------------------------------------------
           NAME                                               OTHER     RESTRICTED
            AND                                              ANNUAL       STOCK   OPTIONS/     LTIP     ALL OTHER
         PRINCIPAL                    SALARY      BONUS    COMPENSATION  AWARD(S)  SARS      PAYOUTS   COMPENSATION
         POSITION            YEAR      ($)       ($)(1)        ($)         ($)    (#)(2)       ($)        ($)(3)
--------------------------------------------------------------------------------------------------------------------

Robert A. Young III......    1998   $ 375,000   $ 240,750          --      --          --         --     $ 127,272
President-CEO                1997     375,000     540,765          --      --  -   20,000         --        59,370
                             1996     375,000          --          --      --  -   45,400         --        89,977

Lary R. Scott............    1998     250,000     133,750          --      --          --         --         1,600
Executive Vice President     1997     250,000     330,467          --      --  -   12,500         --         1,600
                             1996     250,000          --          --      --  -   30,000         --         1,250

David E. Stubblefield....    1998     275,000     335,912          --      --          --         --        64,145
ABF President-CEO            1997     262,500     357,019          --      --  -   18,000         --        25,705
                             1996     250,000          --          --      --  -   18,000         --        48,391

Jerry A. Yarbrough (4) ..    1998     226,412     121,130          --      --          --         --        50,938
Senior Vice President-       1997     226,412          --          --      --  -   12,500         --        27,705
Corporate Development        1996     226,412          --          --      --  -   10,000         --        48,391

David E. Loeffler .......    1998     174,996      93,623          --      --  -       --         --         4,861
Vice President-CFO           1997     166,664     189,268          --      --  -   12,500         --        12,075
                             1996     150,000          --          --      --  -   18,000         --        13,875
--------------------------------------------------------------------------------------------------------------------

(1) Reflects bonus earned during the fiscal year. Bonuses are normally paid during the next fiscal year.

(2) Options granted to acquire shares of Common Stock.

(3) "All Other Compensation" for 1998 includes the following for Messrs. Young, Scott, Stubblefield, Yarbrough and Loeffler: (i) Company matching contributions to the Company's 401(k) Savings Plan of $1,600; $1,600; $1,600; $2,800 and $1,600 for each named executive, respectively; (ii) amounts accrued under the Company's Supplemental Benefit Plan of $83,102; $0.00; $24,507; $19,267 and $0.00 and for each named executive, respectively; (iii) amounts accrued under Deferred Salary Agreements of $42,570; $0.00; $38,038; $28,871 and $3,261 for each named executive, respectively. The Deferred Salary Agreements are not performance-based incentive plans.

(4) For Mr. Yarbrough, during the period of 1996 through April 1, 1998, his salary was paid by Company's wholly owned subsidiaries, Integrated Distribution, Inc. and Best Logistics, Inc.


                                      (8)

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

The following table provides information related to options exercised by the named executive officers during the 1998 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.


                                                             NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED OPTIONS/    IN-THE-MONEY OPTIONS/SARS
                              SHARES                      SARS AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END($)(1)
                             ACQUIRED        VALUE      ---------------------------------  --------------------------
NAME                       ON EXERCISE(#)  REALIZED($)  EXERCISABLE         UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------- --------------- ------------- ----------------- ---------------  -----------  -------------
Robert A. Young III             -              -         76,760             43,240             2,876       11,504

Lary R. Scott                   -              -         14,500             28,000             1,798        7,190

David E. Stubblefield           -              -         37,300             29,200             2,588       10,353

Jerry A. Yarbrough              -              -         31,500             19,000             1,798        7,190

David E. Loeffler               -              -          9,700             20,800             1,798        7,190

(1) The closing price for the Company's Common Stock as reported by the NASDAQ Stock Market on December 31, 1998 was $5.844. Value is calculated on the basis of the difference between the option exercise price and $5.844 multiplied by the number of shares of Common Stock underlying the option.



                                      (9)

               REPORT ON EXECUTIVE COMPENSATION BY THE EXECUTIVE
                     COMPENSATION AND DEVELOPMENT COMMITTEE
                           AND STOCK OPTION COMMITTEE

The Company is engaged in the highly competitive and evolving freight transportation industry. To be able to continue its past growth and succeed in the future, the Company believes it must be able to retain its executive management team and to attract additional qualified executives when needed.

The Board's philosophy that compensation of the executive management team should be materially linked to both operating and stock price performance with the goal of enhancing the value of the Company is administered by its Executive Compensation and Development Committee ("Compensation Committee") and its Stock Option Committee.

The Compensation Committee is comprised of Messrs. Marquard, Morris, and Young and the Stock Option Committee is comprised of Messrs. Edelstein, Fritz, and Zakon. All Committee Members are non-employee directors except Mr. Young, who is the Company's President-Chief Executive Officer. The Compensation Committee, at its discretion, reviews and grants all forms of executive compensation except stock options and performance award units. The Stock Option Committee, at its discretion, grants stock options and performance award units to the executive group pursuant to the Company's stock option plan and performance award program, respectively. Both plans have been previously approved by the Company's Board of Directors and stockholders.

In furtherance of the Company's philosophy, the executive management team's compensation is primarily composed of the following blend of short-term and long-term items, all designed to motivate daily, annual and multi-year executive performance that results in increased value of the Company for its stockholders:

    (i) Base Salary. The Compensation Committee reviews and sets the base salaries of the Company's executive officers, normally on an annual basis. In setting salary levels, the Compensation Committee considers a variety of subjective and objective criteria such as: variety of experience and years of service with the Company; special expertise and talents of the individual; recent and historical operating results of the Company; industry and general economic conditions which may affect the Company's performance; and the Compensation Committee members' knowledge and experience and a consultant's analysis in determining appropriate salary levels and total compensation programs for executives.

    (ii) Annual Incentive Plan. The Company's Annual Incentive Plan is based on Return on Capital Employed ("ROCE"), which is defined as the total of:
         (i) current and long-term external debt, (ii) intercompany receivables and payables, (iii) long term operating leases, and (iv) equity. Net Income for the ROCE calculation is net income before extraordinary items and incentive compensation and after adding back the after tax effect of interest expense. The incentive compensation for each participant is determined by a matrix relating to a Percent of Target to ROCE achieved. The resulting percent is multiplied by the Target Incentive Salary Percent for the participant. The resulting percent is multiplied by the participant's annual salary.

    (iii) Stock Option Plan. The Stock Option Committee is responsible for the granting of stock options to the executive group under the Company's 1992 Stock Option Plan ("1992 Plan"). Under current stock option agreements with the named executives, the grant's value to the optionee is equal to the public trading price of the Company's stock. The optionee vests in 20% of the total shares granted on each of the five subsequent anniversary dates of the grant, and has up to 10 years from the date of the grant to exercise part or all of his grant. The Company believes that this combination of 20% annual vesting with a 10-year exercise period blends its desire to tie the optionee's motivation under the stock option grant to both short-term and long-term performance of the Company's stock.

         Under the 1992 Plan, the Stock Option Committee generally has discretion regarding size, recipients and other non-exercise-price terms and conditions of grants. Such discretion allows, but does not require, the Stock Option Committee to consider prior stock option grants to executives when considering new grants.


                                     (10)

         Stock option grants made to the executive group have been based on advice from an independent consultant and on the judgement of the Stock Option Committee members.

    (iv) Deferred Salary Agreements. The Company has Deferred Salary Agreements with certain Company and subsidiaries' executives. The Company believes these Deferred Salary Agreements have aided it in retaining these individuals who average over 25 years of employment with it or its subsidiaries or in the transportation industry and have acquired experience, knowledge and contacts of considerable value to it. See "EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS" section for additional information.

The Board believes that the Chief Executive Officer ("CEO") is the leader of the executive management team, and therefore the Compensation Committee and Stock Option Committee apply the same philosophy as discussed above to the CEO's compensation package.

The Board believes its philosophy has built an experienced, motivated executive management team whose compensation package and stock ownership, both personal and through stock option grants, are closely linked to the interest of the Company's stockholders. The Board's policy is to take reasonable steps to avoid having any compensation not be deductible to the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended.

EXECUTIVE COMPENSATION AND
DEVELOPMENT COMMITTEE                           STOCK OPTION COMMITTEE

William A. Marquard                             Arthur J. Fritz, Jr.
John H. Morris                                  Frank Edelstein
Robert A. Young III                             Alan J. Zakon

This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference.


                EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

Robert A. Young III, a member of the Company's Executive Compensation and Development Committee, is the Company's President-CEO.

Pursuant to the terms of a Stockholders' Agreement, the Company has agreed that it will offer Mr. Young the right to include shares of the Company's Common Stock he owns in certain registration statements filed by the Company (the "Piggy-back Rights"). The Company will indemnify Mr. Young for securities law liabilities in connection with any such offering, other than liabilities resulting from information furnished in writing by Mr. Young. The Company is obligated to pay all expenses incurred in connection with the registration of shares of Company Common Stock in connection with the Piggy-back Rights, excluding underwriters' discounts and commissions.





                                     (11)

                            STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total return for the Company, the Nasdaq Market Index, and an index of peer companies selected by the Company.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
       AMONG ARKANSAS BEST CORPORATION, NASDAQ MARKET INDEX & PEER GROUP


                                         1993         1994         1995         1996          1997       1998
   Arkansas Best Corp                    100          77.84        50.74        28.24         62.94      37.72
   Customer Selected Stock List          100         100.32        53.25        61.86         91.26      73.92
   NASDAQ Market Index                   100         104.99       136.18       169.23        207.00     291.96

The above comparisons assume $100 was invested on January 1, 1994, in the Company's Common Stock and each of the foregoing indices and assumes reinvestment of dividends. All calculations have been prepared by Media General Financial Services. The stockholder return shown on the graph above is not necessarily indicative of future performance.

The Company considers itself a diversified transportation holding company with an emphasis on long-haul less-than-truckload ("LTL") motor carrier of general commodities. Accordingly, the Company believes it is important that its performance be compared to that of other transportation companies with similar operations. Therefore, companies in the peer group are as follows: Roadway Express, Inc., Consolidated Freightways, Inc., and Yellow Corp. of Delaware.



                                     (12)

                          RETIREMENT AND SAVINGS PLANS

Non-union employees of the Company who fulfill a minimum age and service requirement are eligible to participate in the Company's Retirement Plan which generally provides fixed benefits payable in a lump-sum form upon retirement at age 65. Benefits also may be paid in the form of an annuity at the participant's election. Credited years of service for each of the individuals named in the EXECUTIVE COMPENSATION - SUMMARY COMPENSATION TABLE ("Executive Compensation Table") are: Robert A. Young III, 34 years; Lary R. Scott, 3 years; David E. Stubblefield, 39 years; Jerry A. Yarbrough 31 years; and David
E. Loeffler, 3 years. Benefits are based upon a participant's years of service with the Company and average total monthly earnings (exclusive of extraordinary remuneration and expense allowances and subject to the annual Code limitation after 1988 of $150,000 as adjusted to reflect cost of living increases) during any sixty (60) consecutive calendar months during the participant's employment with the Company since 1980 which will give the participant the highest average monthly earnings. Benefits also are subject to certain other limitations in the Code.

The following table illustrates the total estimated annual benefits payable from the Retirement Plan and, if applicable, the Company's Supplemental Benefit Plan (see below) upon retirement at age 65, in the form of a single life annuity, to persons in the specified compensation and years-of-service classifications.


---------------------------------------------------------------------------------------------------------------
      HIGHEST
    FIVE YEARS
      AVERAGE                                                         YEARS OF SERVICE
   COMPENSATION                                       15           20            25           30           35
---------------------------------------------------------------------------------------------------------------
     $ 125,000    ..........................    $   45,315   $   60,940   $   61,300   $   73,560   $   85,820
       150,000    ..........................        54,690       73,440       73,800       88,560      103,320
       175,000    ..........................        64,065       85,940       86,300      103,560      120,820
       200,000    ..........................        73,440       98,440       98,800      118,560      138,320
       225,000    ..........................        82,815      110,940      111,300      133,560      155,820
       250,000    ..........................        92,190      123,440      123,800      148,560      173,320
       300,000    ..........................       110,940      148,440      148,800      178,560      208,320
       400,000    ..........................       148,440      198,440      198,800      238,560      278,320
       450,000    ..........................       167,190      223,440      223,800      268,560      313,320
       500,000    ..........................       185,940      248,440      248,800      298,560      348,320
       550,000    ..........................       204,690      273,440      273,800      328,560      383,320
       600,000    ..........................       223,440      298,440      298,800      358,560      418,320
       650,000    ..........................       242,190      323,440      323,800      388,560      453,320
       700,000    ..........................       260,940      348,440      348,800      418,560      488,320
       750,000    ..........................       279,690      373,440      373,800      448,560      523,320
---------------------------------------------------------------------------------------------------------------

In December 1987, the Company also established the Arkansas Best Corporation Supplemental Benefit Plan for the purpose of supplementing benefits under the Company's Retirement Plan. The Code places limits on the amount of income participants may receive under the Company's Retirement Plan. In order to compensate for those limitations and for reductions in the rate of benefit accruals from the 1985 formula under the Company's Retirement Plan, the Supplemental Benefit Plan will pay sums in addition to amounts payable under the Retirement Plan to eligible participants. Participation in the Supplemental Benefit Plan is limited to employees of the Company who are participants in the Company's Retirement Plan and who are also either officers at or above the rank of vice president of the Company and are designated as participants in the Supplemental Benefit Plan by the Company's Board. The amount due to each participant in the Supplemental Benefit Plan is the actuarial equivalent of the excess of (1) the payment due under the Company's Retirement Plan as in effect on January 1, 1985, as amended, but without regard to any amendments that decrease the rate of benefit accruals and without regard to any Code limitations, or the current Retirement Plan without regard to any Code limitations if more; over (2) the actual benefit received from the Retirement Plan. This payment will be made in a single cash sum within 30 days following the participant's termination of employment. Amounts attributable to the Supplemental Benefit Plan are included in the pension table set forth above.



                                     (13)

The Company has agreed to provide reimbursement for otherwise unreimbursed medical expenses to certain employees of the Company and its subsidiaries, including the individuals named in the Executive Compensation Table. These benefits are presently covered by an insurance program and commence at retirement and continue for the life of the employee (and spouse or other eligible dependents).


             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                        CHANGE IN CONTROL ARRANGEMENTS

The Company does not have any Employment Contracts with the Chief Executive Officer or any of the named executive officers.

The Company's Stock Option Agreements provide that in the event of a change in control of the Company, as defined in the Agreement, all non-vested options immediately vest.

The Company has Deferred Salary Agreements with certain management employees of the Company and its subsidiaries, including the named executives, due to their tenure, experience, knowledge and contacts which are of considerable value to the Company. The amount of the deferred salary is equal to 35% of the individual's final monthly base salary times 120 monthly payments commencing at age 65 retirement, death or disability, provided this amount is subject to reduction based on the age and other circumstances resulting in the individual's termination of employment. The Deferred Salary Agreement provides that in the event of a change in control of the Company, as defined in the Agreement, all benefits immediately vest, and if the individual's employment terminates within three years after the change in control event occurs, then the individual may elect to receive his benefit in a lump sum payable within thirty days. The amounts payable under the Deferred Salary Agreements are subject to forfeiture under certain circumstances. The Executive Compensation Table includes the amount accrued annually for each named executive under these Agreements.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

STOCKHOLDERS' AGREEMENT. Pursuant to the terms of a Stockholders' Agreement, the Company has agreed that it will offer Robert A. Young III the right to include shares of the Company's Common Stock he owns in certain registration statements filed by the Company (the "Piggy-back Rights").

The Company will indemnify Mr. Young for securities law liabilities in connection with any such offering, other than liabilities resulting from information furnished in writing by Mr. Young. The Company is obligated to pay all expenses incurred in connection with the registration of shares of Company Common Stock in connection with the Piggy-back Rights, excluding underwriters' discounts and commissions.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities are required to file, under the Securities Exchange Act of 1934, reports of ownership and changes of ownership with the Securities and Exchange Commission.

Based solely on information provided to the Company, the Company believes that during the preceding year its executive officers, directors, and 10% stockholders have complied with all applicable filing requirements.



                                     (14)

                  PROPOSAL II. RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

The firm of Ernst & Young LLP served as independent auditors for the Company for the fiscal year ended December 31, 1998. Pursuant to the recommendation of the Audit Committee, the Board has appointed that firm to continue in that capacity for the fiscal year 1999, and recommends that a resolution be presented to stockholders at the 1999 Annual Meeting to ratify that appointment.

In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Board will appoint other independent public accountants as auditors. Representatives of Ernst & Young LLP will attend the 1999 Annual Meeting. They will have the opportunity to make a statement and respond to appropriate questions from stockholders.

                                 OTHER MATTERS

The Board does not know of any matters that will be presented for action at the 1999 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 1999 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

                              COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers, or regular employees of the Company in person, by telephone, telegram, or other means. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation and sending of proxy material. The Company will pay approximately $1,500 for these services.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on December 13, 1999 to be considered. Proposals should be addressed to Richard F. Cooper, Secretary, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, AR 72903. In order to prevent controversy about the date of receipt of a proposal, the Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.

                                    GENERAL

Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K to the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended December 31, 1998, without charge. Direct written requests to: David Humphrey, Director
- Investor Relations, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, AR 72903.


             PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY


                                                 /s/Richard F. Cooper

Fort Smith, Arkansas                             RICHARD F. COOPER
Date:  April 9, 1999                                Secretary




                                     (15)

PROXY


                           ARKANSAS BEST CORPORATION

      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                          STOCKHOLDERS -- MAY 6, 1999

Richard F. Cooper, with the power of substitution and revocation, is hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Arkansas Best Corporation to be held at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, at 9:00 a.m. CDT on Thursday, May 6, 1999, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

           THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR EACH OF THE OTHER PROPOSALS SPECIFIED HEREIN.

               * * CONTINUED AND TO BE SIGNED ON REVERSE SIDE * *

                           ARKANSAS BEST CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X]

                                                                       WITHHELD
                                                          FOR all      from all       FOR all nominees except vote withheld from the
                                                         nominees      nominees       following nominee(s):
I.  Nominees: William A. Marquard and                      [ ]           [ ]          [ ]
    Alan J. Zakon

II. To ratify the appointment of                           FOR          AGAINST       ABSTAIN
    Ernst & Young LLP as the Company's
    independent certified public accountants.              [ ]           [ ]           [ ]




      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.             PLEASE SIGN EXACTLY AS NAME APPEARS
                                                                                      HEREON. JOINT OWNERS SHOULD EACH SIGN
                                                                                      WHERE APPLICABLE, INDICATE OFFICIAL
------------------------------------------------------------------------------        POSITION OR REPRESENTATIVE CAPACITY.

                            ~ FOLD AND DETACH HERE ~                                  DATE:
                                                                                           ----------------------------------

                                                                                      ---------------------------------------
                            YOUR VOTE IS IMPORTANT!                                   SIGNATURE

                                                                                      ---------------------------------------
                                                                                      SIGNATURE
        PLEASE MARK, SIGN, DATE AND MAIL THE ABOVE PROXY CARD PROMPTLY,
                         USING THE ENCLOSED ENVELOPE.

